CERAMAGLASS TRADEMARK & INTELLECTUAL PROPERTY AGREEMENT

This TRADEMARK & INTELLECTUAL PROPERTY AGREEMENT executed and delivered as of May 8, 1998 by and between CONVERSION TECHNOLOGIES INTERNATIONAL, INC., A Delaware corporation ("CIT"), and VANGKOE INDUSTRIES INC., a Florida corporation ("VANGKOE");

                                   WITNESSETH:

      WHEREAS, CTI and VANGKOE enter into a Trademark & Intellectual Property Agreement ("TIPA") dated as of May 8, 1998 and

      WHEREAS, VANGKOE warrants that it has unencumbered ownership and rights to transfer the United States government issued Trademark for CERAMAGLASS, and that it is free and clear from liens, suits of any kind, attachments, or any other known action and or challenge and

      WHEREAS, VANGKOE Warrants that it has unencumbered ownership and rights to transfer all the Intellectual Property concerning CERAMAGLASS, and that it is free and clear from liens, suits of any kind, attachments, or any known action and or challenge and

      NOW, THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1. ASSIGNMENT. VANGKOE will take all necessary actions as required by law to transfer all its ownership, rights, privileges and use, in the Trademark CERAMAGLASS to CTI as of May 8, 1998.

      VANGKOE will take all necessary actions as required by law to transfer all its ownership, rights, privileges and use, in all the Intellectual Property for CERAMAGLASS to CTI as of May 8, 1998.

2. COMPENSATION. CTI agrees to compensate VANGKOE the sum of twenty-five thousand dollars ($25,000.) for the CERAMAGLASS Trademark and Intellectual Property. VANGKOE agrees to have any sums owed under this agreement to be offset by amounts owed to and outstanding, if any, to APT before any sums will be paid to VANGKOE.

3. TERMS.

(a) CTI will at its expense and cost seek to obtain the Registered Trademark for CERAMAGLASS. Should CTI be unable to obtain a registered Trademark for CERAMAGLASS within one year from this agreement, the twenty-five thousand dollars paid to VANGKOE will be returned to CTI by offsetting and deducting an equivalent amount against any royalties owed to VANGKOE until the full $25,000 is paid back to CTI.
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Page 2 of CERAMAGLASS TRADEMARK & INTELLECTUAL PROPERTY AGREEMENT

(b) CTI will have all rights to use the name CERAMAGLASS and any and all Intellectual Property associated with its name, to include but not to be limited to advertising literature, promotional materials, samples, formulas, price sheets, media pieces and any and all other pertinent data relating to the product and Trademark CERAMAGLASS whether or not a Trademark has been obtained by VANGKOE.

(c) This Trademark & Intellectual Property Agreement for CERAMAGLASS shall be governed by and construed in and all of which together shall constitute one and the same document.

(d) If any provision of this Agreement is invalidated by a Court of competent jurisdiction, then all of the remaining provisions of this Agreement shall remain in full force and effect.

(e) This Agreement constitutes the entire agreement between the parties hereto with respect to the matters set forth herein and supersedes in its entirety any and all agreements or communications, whether written or oral, previously made in connection with the matters herein. Any agreement to amend or modify the terms and conditions of this Agreement must be in writing and executed by both parties hereto.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THEIR DULY AUTHORIZED OFFICERS TO EXECUTE AND DELIVER THIS TRADEMARK AND INTELLECTUAL PROPERTY AGREEMENT FOR CERAMAGLASS AS OF THE DATE FIRST WRITTEN ABOVE.


CONVERSION TECHNOLOGIES INTERNATIONAL, INC.


By: /s/ William Amt
   ---------------------------

Name: William Amt
     -------------------------

Title: President
      ------------------------


VANGKOE INDUSTRIES, INC.                 WITNESS


By: /s/ Jeff Koebrick                    By: /s/ John G. Murchie
   ---------------------------              ---------------------------

Name: Jeff Koebrick                      Name: John G. Murchie
     -------------------------                -------------------------

Title: President
      ------------------------